UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2010
                                  ------------

                           JACKSONVILLE BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

          Maryland                         333-165466             36-4670835
-----------------------------       ---------------------    ------------------
(State or Other Jurisdiction)       (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1211 West Morton Avenue, Jacksonville, Illinois                      62650
-----------------------------------------------               ------------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:  (217) 245-4111
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            ------------

     On May 24, 2010, Jacksonville Bancorp, Inc., a Federal corporation ("Jacksonville Bancorp-Federal") announced that Jacksonville Bancorp, Inc., a Maryland corporation ("Jacksonville Bancorp-Maryland"), the proposed holding company for Jacksonville Savings Bank, and Jacksonville Bancorp, MHC have received conditional approval from the Office of Thrift Supervision to commence its second step conversion and offering. Jacksonville Bancorp-Federal also today announced that the registration statement relating to the sale of common stock of Jacksonville Bancorp-Maryland was declared effective by the Securities and Exchange Commission.

     A copy of the press release dated May 24, 2010, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         No financial statements of businesses acquired are required.

(b)         No pro forma financial information is required.

(c)         Not applicable.

(d)         99.1    Press Release dated May 24, 2010

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        JACKSONVILLE BANCORP, INC.


DATE:  May 24, 2010                 By: /s/ Richard A. Foss
                                        ---------------------------------------
                                        Richard A. Foss
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

99.1          Press Release dated May 24, 2010